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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                        Date of Report: May 13, 2003
              (Date of Earliest Event Reported: May 13, 2003)

                            EL PASO CORPORATION
           (Exact name of Registrant as specified in its charter)


        Delaware                  1-14365                76-0568816
     (State or other         (Commission File         (I.R.S. Employer
     jurisdiction of              Number)           Identification No.)
    incorporation or
      organization)


                              El Paso Building
                           1001 Louisiana Street
                            Houston, Texas 77002
            (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (713) 420-2600

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ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS
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          (c)  Exhibits.

                     EXHIBIT
                     NUMBER     DESCRIPTION
                     ------     -----------

                       99.1     Press Release dated May 13, 2003.

                       99.2     Conference Call Slide Presentation dated
                                May 13, 2003

ITEM 9.   REGULATION FD
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     On May 13, 2003, we announced  our earnings  results for first quarter
2003. A copy of our press release is attached as Exhibit 99.1. A copy of the Conference Call Slide Presentation is attached as Exhibit 99.2 The attached Exhibits are not filed, but are furnished to comply with Item 9 and Item 12 of Form 8-K.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    EL PASO CORPORATION



                                    By:   /s/ Jeffrey I. Beason
                                       ----------------------------------
                                              Jeffrey I. Beason
                                           Senior Vice President
                                               and Controller
                                       (Principal Accounting Officer)

Dated:  May 13, 2003

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                                  EXHIBIT INDEX

        EXHIBIT
        NUMBER          DESCRIPTION
        ------          -----------

         99.1           Press Release dated May 13, 2003.

         99.2           Conference Call Slide Presentation dated May 13, 2003